TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "**Agreement**"), dated as of November 8, 2025 (the "**Effective Date**"), by and between FutureTech II Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "**Company**"), and the undersigned holder (the "**Holder**" and together with the Company, the "**Parties**" and each, a "**Party**") to terminate that certain zero interest convertible note, dated April 4, 2025 by and between the Company and the Holder (the "**Convertible Note**"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Convertible Note shall be used herein as therein defined.

WHEREAS, the Company and the Holder entered into that certain Convertible Note, a copy of which is attached hereto as Exhibit A. No monies were ever advanced pursuant to the Convertible Note.

WHEREAS, the Parties hereto desire to terminate and cancel the Convertible Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Note. As of the Effective Date, the Convertible Note is terminated and the Company and the Holder waive all rights and obligations connected to the Convertible Note. Following the Effective Date neither the Company nor the Holder shall have any rights and/or obligations in connection with or under the Convertible Note.

2. Miscellaneous

    a. Authority. The Holder and the Company have the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

    b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to any choice of law or conflict of laws principles thereof that would cause the application of the law of any jurisdiction other than the State of Delaware

    c. Entire Agreement. This Amendment constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

    d. Counterparts. This Agreement may be executed in one or more counterpart copies which, when signed by the parties hereto, shall be effective and taken together shall constitute one and the same instrument. This Agreement may be executed by .PDF or other electronic, means, including DocuSign.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

FUTURETECH II ACQUISITION CORP.

DocuSigned by:

By: Ray Chen

2A09D968891C438...

Name: Ray Chen

Title: Chief Executive Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

GANG YUAN

签署人：

By: ______________________

8AC1A5FFC40841B...

Name: GANG YUAN

EXHIBIT A

ZERO INTEREST CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, SECTION 4(A)(1), OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $100,000 **Issue Date: April 4, 2025**
Interest Rate: Zero

ZERO INTEREST CONVERTIBLE NOTE

FOR VALUE RECEIVED, FUTURETECH II ACQUISITION CORP., a Delaware corporation ("**Borrower**" or "**Company**"), hereby promises to pay to the order of GANG YUAN, or its registered assigns (the "**Holder**"), on September 30, 2025, (subject to extension as set forth below, the "**Maturity Date**"), the Principal Amount 100,000, at the rate of zero percent (0%) per annum (the "**Interest Rate**").

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term "**business day**" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. The Holder may, by written notice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one (1) year following the date of the original Maturity Date hereunder. The parties agree that if there is no conversion as provided below and no repayment of the Principal Amount on the Maturity Date, and the Maturity Date is extended, there will be interest rate of five percent (5%) per annum (the "**Extension Interest Rate**") commencing from the Maturity Date, calculated on a 365 day/year basis, until paid in full.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time at or after the closing of the initial business combination by the Borrower (as

disclosed in Form S-1 and amendments thereto of the Borrower), to convert all or any part of the outstanding amount under this Note (such outstanding amount includes but is not limited to the principal and interest accrued) into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each Conversion of this Note ("**Conversion Shares**") shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time on the date that is two business days before the specified conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any Conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such Conversion, plus (2) accrued and unpaid interest, if any, to be converted in such Conversion at the Extension Interest Rate as provided in this Note to the Conversion Date, plus (3) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2(c) and 1.4(g) hereof.

1.2. Conversion Price.

a) Calculation of Conversion Price. The conversion price hereunder (the "**Conversion Price**") per share shall equal four dollars ($4) for the thirty (30) days immediately following the Issue Date, and thereafter shall equal the lowest closing price of the Common Stock during the preceding twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date of this Note. The Holder, or any of the Holder's affiliates may not trade on the day which determines the Conversion Price. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price equal to the lower of: (i) the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 95% of either the lowest traded price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. The Borrower acknowledges that it will take all

reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144 as promulgated by the SEC ("**Rule 144**"), Section 4(a)(1) of the Securities Act ("**Section 4(a)(1)**"), or other applicable exemption, the Company agrees to accept an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note, or at the Holder's option, Company shall immediately and without delay provide an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, as applicable, which opinion will be issued at the Company's expense. "**Trading Day**" shall mean any day on which the Common Stock is tradable for any period on Nasdaq, the OTC Pink or on other principal securities exchange, market place, or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases to be a reporting company pursuant to the 1934 Act at any time after the Issue Date or if the Note cannot be converted into free trading shares after 181 days from the issuance date, an additional 5% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter.

b) If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where "Additional Principal" means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had the Conversion Price not been subject to the minimum price set forth in this Section 1.2(b).

c) If the Company does not successfully completed the Business Combination and list the securities of the post-combination company on a national securities exchange within one year after this Agreement is signed, Company agrees to repurchase the Principal Amount with 10% interest per anum.

1.3. <u>Authorized Shares</u>. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4. <u>Method of Conversion</u>.

a) <u>Mechanics of Conversion</u>. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time and from time to time at or after the closing of the initial business combination by the Borrower (as disclosed in Form S-1 and amendments thereto

of the Borrower), by submitting to the Borrower or Borrower's transfer agent a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched two business days before the Conversion Date).

b) Book Entry upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid balance of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie*, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d) Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt or such an event (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. .

e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a duly and properly executed Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion or adjustment, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the

Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent by the Holder to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time, on the date that is two business days before the specified Conversion Date.

f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $50.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

h) The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144, Section 4(a)(1), or other applicable exemption. So long as the requested sale may be made pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issued at the Borrower's expense.

i) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, postage/mailing charge or any other expense with respect to the issuance of such Common Stock; provided that the Holder share bear the cost of the legal fees related to legal opinion by the counsel to the Holder and any cost related thereto. Company shall pay all Transfer Agent fees incurred from the reservation and issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.

1.5. Restricted Securities. The shares of Common Stock issuable upon conversion or adjustment of this Note may not be sold or transferred unless (i) such shares are sold pursuant to

an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Any legend set forth on any stock certificate evidencing any Conversion Shares shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or (ii) in the case of the Common Stock issued or issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6. Effect of Certain Events.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any securities convertible into or exercisable for Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be subject to equitable adjustments for such events.

b) Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7. Revocation. If any Conversion Shares are not received by the Deadline, the Holder may revoke the applicable Conversion pursuant to which such Conversion Shares were

issuable. This Note shall remain convertible after the Maturity Date hereof until this Note is repaid or converted in full.

1.8. Prepayment. Notwithstanding anything to the contrary contained in this Note, to the extent that there was no Conversion, and subject to the terms of this Section, at any time during the period beginning on the Maturity Date and ending on the date which is ninety (90) calendar days following the Maturity Date ("**Prepayment Termination Date**"), Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the Holder of this Note, to prepay up to the outstanding balance on this Note (principal and accrued interest), in full, in accordance with this Section. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than fifteen (15) Trading Days from the date of the Optional Prepayment Notice; and (3) the amount (in dollars) that the Borrower is paying. Notwithstanding Holder's receipt of the Optional Prepayment Notice the Holder may convert, or continue to convert the Note in whole or in part until the Optional Prepayment Amount (as defined herein) is paid to the Holder. On the date fixed for prepayment (the "**Optional Prepayment Date**"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the "**Optional Prepayment Amount**") equal to the Prepayment Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section.

ARTICLE II. CERTAIN COVENANTS

2.1. Trust Account of the Borrower. The Holder agrees to waive any and all of its rights and remedies that it may have at law or in equity against the Trust Account of the Borrower (as such term is defined in the S-1 of the Borrower), including, but not limited to, right to sue and collect from the Trust Account in the Event of Default by the Borrower

2.2. Consent Right. The Holder agrees and covenants that it shall not have any consent right as to Borrower business, including but not limited to, vote on any business combination or any pre-business combination activity or issuance of securities by the Borrower.

2.3. Public Disclosure: The Holder acknowledges and agrees that that it shall rely solely on the public disclosure of the Borrower, including on Edgar of the SEC, in making this investment decision and that it has had sufficient time to have its legal counsel to review and advise it regarding this Note.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "**Event of Default**"):

3.1. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for seven (7) business days after the Holder shall have delivered a Notice of Conversion.

3.3. Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement, certificate, or any other document given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, and/or the due diligence questionnaire provided by the Borrower to the Holder on or around the Issue Date), shall be false or misleading in any material respect when made and/ or the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7. Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, the NYSE or AMEX.

3.8. Failure to Comply with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9. Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10. Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11. Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12. Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.13. Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.14. Bid Price. The Borrower shall lose the "bid" price for its Common Stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

3.15. Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issue Date, the Holder is unable to (i) obtain a standard "144 legal opinion letter" from an attorney reasonably acceptable to the Holder, the Holder's brokerage firm (and respective clearing firm), and the Borrower's transfer agent in order to facilitate the Holder's conversion of any portion of the Note into free trading shares of the Borrower's Common Stock pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder's brokerage account.

Upon the occurrence of any Event of Default specified in Article III of the Note, the Note shall become immediately and automatically due and payable without demand, presentment or notice and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 110% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "**Default Sum**"), and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, except against the Trust Account of the Borrower.

The Holder shall have the right at any time after the occurrence of an Event of Default, to require the Borrower, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations provided in this Note.

The Borrower agrees to pledge 75,000 warrants of the Company to secure the payment of the Default Sum, on the terms and conditions reasonably agreed by both parties. The exercise price is $1 per warrant share, If the stock price drops below $3 , investors have the right to exercise a 25,000 shares warrants. If the stock price drops below $2 , investors have the right to exercise all the warrants.

ARTICLE IV. MISCELLANEOUS

4.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts located in the State and county of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7. Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

4.9. Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

FUTURETECH II ACQUISITION CORP.

By: Ray Chen

Name: Ray Chen

Title: Chief Executive Officer

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

HOLDER:

By:____
Name: GANG YUAN

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the zero interest convertible note of FutureTech II Acquisition Corp., a Delaware corporation (the Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes and any legal fees by the counsel to the Holder, if any. By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.1 of this Note, as determined in accordance with Section 13(d) of the Exchange Act. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:

Issue Date of Note: ______________________________
Date to Effect Conversion: _________________________

Conversion Price: _______________________________
Principal Amount of Note to be Converted: _______________
Less applicable fees under the Note: __________________
Amount of Note to be Converted:_____________________

Interest Amount to be Converted: ____________________
Less applicable fees under the Note: __________________
Amount of Note to be Converted: ____________________

Additional Principal on Account of Conversion
Pursuant to Section 1.2(b) of the Note: ________________

Number of shares of Common Stock to be issued: ___________
Remaining Principal Balance of Note: _________________________

Signature: ______________________________________

Name: ____

Address for Delivery of Common Stock Certificates: __________
____
____

Or

DWAC Instructions:
DTC No:______________
Account No:__________________

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "**Agreement**"), dated as of November 8, 2025 (the "**Effective Date**"), by and between FutureTech II Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "**Company**"), and the undersigned holder (the "**Holder**" and together with the Company, the "**Parties**" and each, a "**Party**") to terminate that certain zero interest convertible note, dated April 4, 2025 by and between the Company and the Holder (the "**Convertible Note**"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Convertible Note shall be used herein as therein defined.

WHEREAS, the Company and the Holder entered into that certain Convertible Note, a copy of which is attached hereto as Exhibit A. No monies were ever advanced pursuant to the Convertible Note.

WHEREAS, the Parties hereto desire to terminate and cancel the Convertible Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Note. As of the Effective Date, the Convertible Note is terminated and the Company and the Holder waive all rights and obligations connected to the Convertible Note. Following the Effective Date neither the Company nor the Holder shall have any rights and/or obligations in connection with or under the Convertible Note.

2. Miscellaneous

   a. Authority. The Holder and the Company have the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

   b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to any choice of law or conflict of laws principles thereof that would cause the application of the law of any jurisdiction other than the State of Delaware

   c. Entire Agreement. This Amendment constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

   d. Counterparts. This Agreement may be executed in one or more counterpart copies which, when signed by the parties hereto, shall be effective and taken together shall constitute one and the same instrument. This Agreement may be executed by .PDF or other electronic, means, including DocuSign.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

FUTURETECH II ACQUISITION CORP.

DocuSigned by:

By: Ray Chen

2A09D968891C438...

Name: Ray Chen

Title: Chief Executive Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

JI WANG

签署人：

By: ______________________________

2294BE1EE1CE49A...

Name: JI WANG

EXHIBIT A

ZERO INTEREST CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, SECTION 4(A)(1), OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $400,000 **Issue Date: April 4, 2025**
Interest Rate: Zero

ZERO INTEREST CONVERTIBLE NOTE

FOR VALUE RECEIVED, FUTURETECH II ACQUISITION CORP., a Delaware corporation ("**Borrower**" or "**Company**"), hereby promises to pay to the order of **Ji WANG**, or its registered assigns (the "**Holder**"), on September 30, 2025, (subject to extension as set forth below, the "**Maturity Date**"), the Principal Amount 400,000, at the rate of zero percent (0%) per annum (the "**Interest Rate**").

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term "**business day**" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. The Holder may, by written notice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one (1) year following the date of the original Maturity Date hereunder. The parties agree that if there is no conversion as provided below and no repayment of the Principal Amount on the Maturity Date, and the Maturity Date is extended, there will be interest rate of five percent (5%) per annum (the "**Extension Interest Rate**") commencing from the Maturity Date, calculated on a 365 day/year basis, until paid in full.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time at or after the closing of the initial business combination by the Borrower (as

disclosed in Form S-1 and amendments thereto of the Borrower), to convert all or any part of the outstanding amount under this Note (such outstanding amount includes but is not limited to the principal and interest accrued) into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each Conversion of this Note ("**Conversion Shares**") shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time on the date that is two business days before the specified conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any Conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such Conversion, plus (2) accrued and unpaid interest, if any, to be converted in such Conversion at the Extension Interest Rate as provided in this Note to the Conversion Date, plus (3) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2(c) and 1.4(g) hereof.

1.2. Conversion Price.

a) Calculation of Conversion Price. The conversion price hereunder (the "**Conversion Price**") per share shall equal four dollars ($4) for the thirty (30) days immediately following the Issue Date, and thereafter shall equal the lowest closing price of the Common Stock during the preceding twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date of this Note. The Holder, or any of the Holder's affiliates may not trade on the day which determines the Conversion Price. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price equal to the lower of: (i) the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 95% of either the lowest traded price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. The Borrower acknowledges that it will take all

reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144 as promulgated by the SEC ("**Rule 144**"), Section 4(a)(1) of the Securities Act ("**Section 4(a)(1)**"), or other applicable exemption, the Company agrees to accept an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note, or at the Holder's option, Company shall immediately and without delay provide an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, as applicable, which opinion will be issued at the Company's expense. "**Trading Day**" shall mean any day on which the Common Stock is tradable for any period on Nasdaq, the OTC Pink or on other principal securities exchange, market place, or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases to be a reporting company pursuant to the 1934 Act at any time after the Issue Date or if the Note cannot be converted into free trading shares after 181 days from the issuance date, an additional 5% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter.

b) If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where "Additional Principal" means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had the Conversion Price not been subject to the minimum price set forth in this Section 1.2(b).

c) If the Company does not successfully completed the Business Combination and list the securities of the post-combination company on a national securities exchange within one year after this Agreement is signed, Company agrees to repurchase the Principal Amount with 10% interest per anum.

1.3. Authorized Shares. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4. Method of Conversion.

a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time and from time to time at or after the closing of the initial business combination by the Borrower (as disclosed in Form S-1 and amendments thereto

of the Borrower), by submitting to the Borrower or Borrower's transfer agent a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched two business days before the Conversion Date).

b) Book Entry upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid balance of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie*, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d) Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt or such an event (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. .

e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a duly and properly executed Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion or adjustment, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the

Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent by the Holder to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time, on the date that is two business days before the specified Conversion Date.

f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $50.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

h) The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144, Section 4(a)(1), or other applicable exemption. So long as the requested sale may be made pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issued at the Borrower's expense.

i) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, postage/mailing charge or any other expense with respect to the issuance of such Common Stock; provided that the Holder share bear the cost of the legal fees related to legal opinion by the counsel to the Holder and any cost related thereto. Company shall pay all Transfer Agent fees incurred from the reservation and issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.

1.5. Restricted Securities. The shares of Common Stock issuable upon conversion or adjustment of this Note may not be sold or transferred unless (i) such shares are sold pursuant to

an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Any legend set forth on any stock certificate evidencing any Conversion Shares shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or (ii) in the case of the Common Stock issued or issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6. Effect of Certain Events.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any securities convertible into or exercisable for Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be subject to equitable adjustments for such events.

b) Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7. Revocation. If any Conversion Shares are not received by the Deadline, the Holder may revoke the applicable Conversion pursuant to which such Conversion Shares were

issuable. This Note shall remain convertible after the Maturity Date hereof until this Note is repaid or converted in full.

1.8. Prepayment. Notwithstanding anything to the contrary contained in this Note, to the extent that there was no Conversion, and subject to the terms of this Section, at any time during the period beginning on the Maturity Date and ending on the date which is ninety (90) calendar days following the Maturity Date ("**Prepayment Termination Date**"), Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the Holder of this Note, to prepay up to the outstanding balance on this Note (principal and accrued interest), in full, in accordance with this Section. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than fifteen (15) Trading Days from the date of the Optional Prepayment Notice; and (3) the amount (in dollars) that the Borrower is paying. Notwithstanding Holder's receipt of the Optional Prepayment Notice the Holder may convert, or continue to convert the Note in whole or in part until the Optional Prepayment Amount (as defined herein) is paid to the Holder. On the date fixed for prepayment (the "**Optional Prepayment Date**"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the "**Optional Prepayment Amount**") equal to the Prepayment Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section.

ARTICLE II. CERTAIN COVENANTS

2.1. Trust Account of the Borrower. The Holder agrees to waive any and all of its rights and remedies that it may have at law or in equity against the Trust Account of the Borrower (as such term is defined in the S-1 of the Borrower), including, but not limited to, right to sue and collect from the Trust Account in the Event of Default by the Borrower

2.2. Consent Right. The Holder agrees and covenants that it shall not have any consent right as to Borrower business, including but not limited to, vote on any business combination or any pre-business combination activity or issuance of securities by the Borrower.

2.3. Public Disclosure: The Holder acknowledges and agrees that that it shall rely solely on the public disclosure of the Borrower, including on Edgar of the SEC, in making this investment decision and that it has had sufficient time to have its legal counsel to review and advise it regarding this Note.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "**Event of Default**"):

3.1. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for seven (7) business days after the Holder shall have delivered a Notice of Conversion.

3.3. Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement, certificate, or any other document given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, and/or the due diligence questionnaire provided by the Borrower to the Holder on or around the Issue Date), shall be false or misleading in any material respect when made and/ or the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7. Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, the NYSE or AMEX.

3.8. Failure to Comply with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9. Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10. Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11. Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12. Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.13. Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.14. Bid Price. The Borrower shall lose the "bid" price for its Common Stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

3.15. Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issue Date, the Holder is unable to (i) obtain a standard "144 legal opinion letter" from an attorney reasonably acceptable to the Holder, the Holder's brokerage firm (and respective clearing firm), and the Borrower's transfer agent in order to facilitate the Holder's conversion of any portion of the Note into free trading shares of the Borrower's Common Stock pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder's brokerage account.

Upon the occurrence of any Event of Default specified in Article III of the Note, the Note shall become immediately and automatically due and payable without demand, presentment or notice and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 110% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "**Default Sum**"), and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, except against the Trust Account of the Borrower.

The Holder shall have the right at any time after the occurrence of an Event of Default, to require the Borrower, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations provided in this Note.

The Borrower agrees to pledge 300,000 warrants of the Company to secure the payment of the Default Sum, on the terms and conditions reasonably agreed by both parties.The exercise price is $1 per warrant share, If the stock price drops below $3 , investors have the right to exercise a 100,000 shares warrants. If the stock price drops below $2 , investors have the right to exercise all the warrants.

ARTICLE IV. MISCELLANEOUS

4.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts located in the State and county of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7. Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

4.9. Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

FUTURETECH II ACQUISITION CORP.

By: DocuSigned by: Ray Chen 2A09D968891C438...
Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

HOLDER:

签署人：

By:____
2294BF1EF1CF49A...

Name: JI WANG

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the zero interest convertible note of FutureTech II Acquisition Corp., a Delaware corporation (the Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes and any legal fees by the counsel to the Holder, if any. By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.1 of this Note, as determined in accordance with Section 13(d) of the Exchange Act. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:

Issue Date of Note: ______________________________
Date to Effect Conversion: _________________________

Conversion Price: _______________________________
Principal Amount of Note to be Converted: ______________
Less applicable fees under the Note: _________________
Amount of Note to be Converted:____________________

Interest Amount to be Converted: ____________________
Less applicable fees under the Note: _________________
Amount of Note to be Converted: ____________________

Additional Principal on Account of Conversion
Pursuant to Section 1.2(b) of the Note: ________________

Number of shares of Common Stock to be issued: ___________
Remaining Principal Balance of Note: ________________________

Signature: ____

Name: ____

Address for Delivery of Common Stock Certificates: __________
____
____

Or

DWAC Instructions:
DTC No:_____________
Account No:________________

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "**Agreement**"), dated as of November 8, 2025 (the "**Effective Date**"), by and between FutureTech II Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "**Company**"), and the undersigned holder (the "**Holder**" and together with the Company, the "**Parties**" and each, a "**Party**") to terminate that certain zero interest convertible note, dated April 4, 2025 by and between the Company and the Holder (the "**Convertible Note**"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Convertible Note shall be used herein as therein defined.

WHEREAS, the Company and the Holder entered into that certain Convertible Note, a copy of which is attached hereto as Exhibit A. No monies were ever advanced pursuant to the Convertible Note.

WHEREAS, the Parties hereto desire to terminate and cancel the Convertible Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Note. As of the Effective Date, the Convertible Note is terminated and the Company and the Holder waive all rights and obligations connected to the Convertible Note. Following the Effective Date neither the Company nor the Holder shall have any rights and/or obligations in connection with or under the Convertible Note.

2. Miscellaneous

    a. Authority. The Holder and the Company have the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

    b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to any choice of law or conflict of laws principles thereof that would cause the application of the law of any jurisdiction other than the State of Delaware

    c. Entire Agreement. This Amendment constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

    d. Counterparts. This Agreement may be executed in one or more counterpart copies which, when signed by the parties hereto, shall be effective and taken together shall constitute one and the same instrument. This Agreement may be executed by .PDF or other electronic, means, including DocuSign.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

FUTURETECH II ACQUISITION CORP.

DocuSigned by:

By: Ray Chen

2A09D968891C438...

Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

SHOUXIANG LU

签署人：

By: Shouxiang Lu

B6096FEE694747F...

Name: SHOUXIANG LU

EXHIBIT A

ZERO INTEREST CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, SECTION 4(A)(1), OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $100,000 **Issue Date: April 7, 2025**
Interest Rate: Zero

ZERO INTEREST CONVERTIBLE NOTE

FOR VALUE RECEIVED, FUTURETECH II ACQUISITION CORP., a Delaware corporation ("**Borrower**" or "**Company**"), hereby promises to pay to the order of SHOUXIANG LU, or its registered assigns (the "**Holder**"), on September 30, 2025, (subject to extension as set forth below, the "**Maturity Date**"), the Principal Amount 100,000, at the rate of zero percent (0%) per annum (the "**Interest Rate**").

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term "**business day**" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. The Holder may, by written notice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one (1) year following the date of the original Maturity Date hereunder. The parties agree that if there is no conversion as provided below and no repayment of the Principal Amount on the Maturity Date, and the Maturity Date is extended, there will be interest rate of five percent (5%) per annum (the "**Extension Interest Rate**") commencing from the Maturity Date, calculated on a 365 day/year basis, until paid in full.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time at or after the closing of the initial business combination by the Borrower (as

disclosed in Form S-1 and amendments thereto of the Borrower), to convert all or any part of the outstanding amount under this Note (such outstanding amount includes but is not limited to the principal and interest accrued) into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each Conversion of this Note ("**Conversion Shares**") shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time on the date that is two business days before the specified conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any Conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such Conversion, plus (2) accrued and unpaid interest, if any, to be converted in such Conversion at the Extension Interest Rate as provided in this Note to the Conversion Date, plus (3) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2(c) and 1.4(g) hereof.

1.2. Conversion Price.

a) Calculation of Conversion Price. The conversion price hereunder (the "**Conversion Price**") per share shall equal four dollars ($4) for the thirty (30) days immediately following the Issue Date, and thereafter shall equal the lowest closing price of the Common Stock during the preceding twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date of this Note. The Holder, or any of the Holder's affiliates may not trade on the day which determines the Conversion Price. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price equal to the lower of: (i) the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 95% of either the lowest traded price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. The Borrower acknowledges that it will take all

reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144 as promulgated by the SEC ("**Rule 144**"), Section 4(a)(1) of the Securities Act ("**Section 4(a)(1)**"), or other applicable exemption, the Company agrees to accept an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note, or at the Holder's option, Company shall immediately and without delay provide an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, as applicable, which opinion will be issued at the Company's expense. "**Trading Day**" shall mean any day on which the Common Stock is tradable for any period on Nasdaq, the OTC Pink or on other principal securities exchange, market place, or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases to be a reporting company pursuant to the 1934 Act at any time after the Issue Date or if the Note cannot be converted into free trading shares after 181 days from the issuance date, an additional 5% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter.

b) If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where "Additional Principal" means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had the Conversion Price not been subject to the minimum price set forth in this Section 1.2(b).

c) If the Company does not successfully completed the Business Combination and list the securities of the post-combination company on a national securities exchange within one year after this Agreement is signed, Company agrees to repurchase the Principal Amount with 10% interest per anum.

1.3. Authorized Shares. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4. Method of Conversion.

a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time and from time to time at or after the closing of the initial business combination by the Borrower (as disclosed in Form S-1 and amendments thereto

of the Borrower), by submitting to the Borrower or Borrower's transfer agent a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched two business days before the Conversion Date).

b) Book Entry upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid balance of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie*, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d) Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt or such an event (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. .

e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a duly and properly executed Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion or adjustment, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the

Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent by the Holder to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time, on the date that is two business days before the specified Conversion Date.

f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $50.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

h) The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144, Section 4(a)(1), or other applicable exemption. So long as the requested sale may be made pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issued at the Borrower's expense.

i) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, postage/mailing charge or any other expense with respect to the issuance of such Common Stock; provided that the Holder share bear the cost of the legal fees related to legal opinion by the counsel to the Holder and any cost related thereto. Company shall pay all Transfer Agent fees incurred from the reservation and issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.

1.5. Restricted Securities. The shares of Common Stock issuable upon conversion or adjustment of this Note may not be sold or transferred unless (i) such shares are sold pursuant to

an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Any legend set forth on any stock certificate evidencing any Conversion Shares shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or (ii) in the case of the Common Stock issued or issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6. Effect of Certain Events.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any securities convertible into or exercisable for Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be subject to equitable adjustments for such events.

b) Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7. Revocation. If any Conversion Shares are not received by the Deadline, the Holder may revoke the applicable Conversion pursuant to which such Conversion Shares were

issuable. This Note shall remain convertible after the Maturity Date hereof until this Note is repaid or converted in full.

1.8. Prepayment. Notwithstanding anything to the contrary contained in this Note, to the extent that there was no Conversion, and subject to the terms of this Section, at any time during the period beginning on the Maturity Date and ending on the date which is ninety (90) calendar days following the Maturity Date ("**Prepayment Termination Date**"), Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the Holder of this Note, to prepay up to the outstanding balance on this Note (principal and accrued interest), in full, in accordance with this Section. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than fifteen (15) Trading Days from the date of the Optional Prepayment Notice; and (3) the amount (in dollars) that the Borrower is paying. Notwithstanding Holder's receipt of the Optional Prepayment Notice the Holder may convert, or continue to convert the Note in whole or in part until the Optional Prepayment Amount (as defined herein) is paid to the Holder. On the date fixed for prepayment (the "**Optional Prepayment Date**"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the "**Optional Prepayment Amount**") equal to the Prepayment Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section.

ARTICLE II. CERTAIN COVENANTS

2.1. Trust Account of the Borrower. The Holder agrees to waive any and all of its rights and remedies that it may have at law or in equity against the Trust Account of the Borrower (as such term is defined in the S-1 of the Borrower), including, but not limited to, right to sue and collect from the Trust Account in the Event of Default by the Borrower

2.2. Consent Right. The Holder agrees and covenants that it shall not have any consent right as to Borrower business, including but not limited to, vote on any business combination or any pre-business combination activity or issuance of securities by the Borrower.

2.3. Public Disclosure: The Holder acknowledges and agrees that that it shall rely solely on the public disclosure of the Borrower, including on Edgar of the SEC, in making this investment decision and that it has had sufficient time to have its legal counsel to review and advise it regarding this Note.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "**Event of Default**"):

3.1. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for seven (7) business days after the Holder shall have delivered a Notice of Conversion.

3.3. Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement, certificate, or any other document given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, and/or the due diligence questionnaire provided by the Borrower to the Holder on or around the Issue Date), shall be false or misleading in any material respect when made and/ or the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7. Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, the NYSE or AMEX.

3.8. Failure to Comply with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9. Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10. Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11. Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12. Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.13. Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.14. Bid Price. The Borrower shall lose the "bid" price for its Common Stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

3.15. Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issue Date, the Holder is unable to (i) obtain a standard "144 legal opinion letter" from an attorney reasonably acceptable to the Holder, the Holder's brokerage firm (and respective clearing firm), and the Borrower's transfer agent in order to facilitate the Holder's conversion of any portion of the Note into free trading shares of the Borrower's Common Stock pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder's brokerage account.

Upon the occurrence of any Event of Default specified in Article III of the Note, the Note shall become immediately and automatically due and payable without demand, presentment or notice and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 110% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "**Default Sum**"), and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, except against the Trust Account of the Borrower.

The Holder shall have the right at any time after the occurrence of an Event of Default, to require the Borrower, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations provided in this Note.

The Borrower agrees to pledge 75,000 warrants of the Company to secure the payment of the Default Sum, on the terms and conditions reasonably agreed by both parties. The exercise price is $1 per warrant share, If the stock price drops below $3 , investors have the right to exercise a 25,000 shares warrants. If the stock price drops below $2 , investors have the right to exercise all the warrants.

ARTICLE IV. MISCELLANEOUS

4.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts located in the State and county of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7. Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

4.9. Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

FUTURETECH II ACQUISITION CORP.

By: Ray Chen

Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

HOLDER:

By:__________________________________
Name: SHOUXIANG LU

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the zero interest convertible note of FutureTech II Acquisition Corp., a Delaware corporation (the Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes and any legal fees by the counsel to the Holder, if any. By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.1 of this Note, as determined in accordance with Section 13(d) of the Exchange Act. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:

Issue Date of Note: ______________________________
Date to Effect Conversion: ______________________________

Conversion Price: ______________________________
Principal Amount of Note to be Converted: ____________________
Less applicable fees under the Note: ____________________
Amount of Note to be Converted:____________________

Interest Amount to be Converted: ____________________
Less applicable fees under the Note: ____________________
Amount of Note to be Converted: ____________________

Additional Principal on Account of Conversion
Pursuant to Section 1.2(b) of the Note: ____________________

Number of shares of Common Stock to be issued: ______________
Remaining Principal Balance of Note: ______________________________

Signature: ____

Name: ____

Address for Delivery of Common Stock Certificates: ____________
____
____

Or

DWAC Instructions:
DTC No:______________
Account No:____________________

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "**Agreement**"), dated as of November 8, 2025 (the "**Effective Date**"), by and between FutureTech II Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "**Company**"), and the undersigned holder (the "**Holder**" and together with the Company, the "**Parties**" and each, a "**Party**") to terminate that certain zero interest convertible note, dated April 4, 2025 by and between the Company and the Holder (the "**Convertible Note**"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Convertible Note shall be used herein as therein defined.

WHEREAS, the Company and the Holder entered into that certain Convertible Note, a copy of which is attached hereto as Exhibit A. No monies were ever advanced pursuant to the Convertible Note.

WHEREAS, the Parties hereto desire to terminate and cancel the Convertible Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Note. As of the Effective Date, the Convertible Note is terminated and the Company and the Holder waive all rights and obligations connected to the Convertible Note. Following the Effective Date neither the Company nor the Holder shall have any rights and/or obligations in connection with or under the Convertible Note.

2. Miscellaneous

    a. Authority. The Holder and the Company have the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

    b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to any choice of law or conflict of laws principles thereof that would cause the application of the law of any jurisdiction other than the State of Delaware

    c. Entire Agreement. This Amendment constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

    d. Counterparts. This Agreement may be executed in one or more counterpart copies which, when signed by the parties hereto, shall be effective and taken together shall constitute one and the same instrument. This Agreement may be executed by .PDF or other electronic, means, including DocuSign.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

FUTURETECH II ACQUISITION CORP.

By: DocuSigned by: Ray Chen 2A09D968891C438...

Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

WANRONG WANG

签署人：

By: Wang Wanrong

FFCD9895AA804E7...

Name: WANRONG WANG

EXHIBIT A

ZERO INTEREST CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, SECTION 4(A)(1), OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $50,000 **Issue Date: April 7, 2025**
Interest Rate: Zero

ZERO INTEREST CONVERTIBLE NOTE

FOR VALUE RECEIVED, FUTURETECH II ACQUISITION CORP., a Delaware corporation ("**Borrower**" or "**Company**"), hereby promises to pay to the order of WANRONG WANG, or its registered assigns (the "**Holder**"), on September 30, 2025, (subject to extension as set forth below, the "**Maturity Date**"), the Principal Amount 50,000, at the rate of zero percent (0%) per annum (the "**Interest Rate**").

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term "**business day**" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. The Holder may, by written notice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one (1) year following the date of the original Maturity Date hereunder. The parties agree that if there is no conversion as provided below and no repayment of the Principal Amount on the Maturity Date, and the Maturity Date is extended, there will be interest rate of five percent (5%) per annum (the "**Extension Interest Rate**") commencing from the Maturity Date, calculated on a 365 day/year basis, until paid in full.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time at or after the closing of the initial business combination by the Borrower (as

disclosed in Form S-1 and amendments thereto of the Borrower), to convert all or any part of the outstanding amount under this Note (such outstanding amount includes but is not limited to the principal and interest accrued) into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each Conversion of this Note ("**Conversion Shares**") shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time on the date that is two business days before the specified conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any Conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such Conversion, plus (2) accrued and unpaid interest, if any, to be converted in such Conversion at the Extension Interest Rate as provided in this Note to the Conversion Date, plus (3) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2(c) and 1.4(g) hereof.

1.2. Conversion Price.

a) Calculation of Conversion Price. The conversion price hereunder (the "**Conversion Price**") per share shall equal four dollars ($4) for the thirty (30) days immediately following the Issue Date, and thereafter shall equal the lowest closing price of the Common Stock during the preceding twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date of this Note. The Holder, or any of the Holder's affiliates may not trade on the day which determines the Conversion Price. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price equal to the lower of: (i) the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 95% of either the lowest traded price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. The Borrower acknowledges that it will take all

reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144 as promulgated by the SEC ("**Rule 144**"), Section 4(a)(1) of the Securities Act ("**Section 4(a)(1)**"), or other applicable exemption, the Company agrees to accept an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note, or at the Holder's option, Company shall immediately and without delay provide an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, as applicable, which opinion will be issued at the Company's expense. "**Trading Day**" shall mean any day on which the Common Stock is tradable for any period on Nasdaq, the OTC Pink or on other principal securities exchange, market place, or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases to be a reporting company pursuant to the 1934 Act at any time after the Issue Date or if the Note cannot be converted into free trading shares after 181 days from the issuance date, an additional 5% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter.

b) If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where "Additional Principal" means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had the Conversion Price not been subject to the minimum price set forth in this Section 1.2(b).

c) If the Company does not successfully completed the Business Combination and list the securities of the post-combination company on a national securities exchange within one year after this Agreement is signed, Company agrees to repurchase the Principal Amount with 10% interest per anum.

1.3. Authorized Shares. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4. Method of Conversion.

a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time and from time to time at or after the closing of the initial business combination by the Borrower (as disclosed in Form S-1 and amendments thereto

of the Borrower), by submitting to the Borrower or Borrower's transfer agent a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched two business days before the Conversion Date).

b) Book Entry upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid balance of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie*, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d) Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt or such an event (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. .

e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a duly and properly executed Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion or adjustment, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the

Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent by the Holder to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time, on the date that is two business days before the specified Conversion Date.

f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $50.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

h) The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144, Section 4(a)(1), or other applicable exemption. So long as the requested sale may be made pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issued at the Borrower's expense.

i) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, postage/mailing charge or any other expense with respect to the issuance of such Common Stock; provided that the Holder share bear the cost of the legal fees related to legal opinion by the counsel to the Holder and any cost related thereto. Company shall pay all Transfer Agent fees incurred from the reservation and issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.

1.5. Restricted Securities. The shares of Common Stock issuable upon conversion or adjustment of this Note may not be sold or transferred unless (i) such shares are sold pursuant to

an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Any legend set forth on any stock certificate evidencing any Conversion Shares shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or (ii) in the case of the Common Stock issued or issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6. Effect of Certain Events.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any securities convertible into or exercisable for Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be subject to equitable adjustments for such events.

b) Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7. Revocation. If any Conversion Shares are not received by the Deadline, the Holder may revoke the applicable Conversion pursuant to which such Conversion Shares were

issuable. This Note shall remain convertible after the Maturity Date hereof until this Note is repaid or converted in full.

1.8. Prepayment. Notwithstanding anything to the contrary contained in this Note, to the extent that there was no Conversion, and subject to the terms of this Section, at any time during the period beginning on the Maturity Date and ending on the date which is ninety (90) calendar days following the Maturity Date ("**Prepayment Termination Date**"), Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the Holder of this Note, to prepay up to the outstanding balance on this Note (principal and accrued interest), in full, in accordance with this Section. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than fifteen (15) Trading Days from the date of the Optional Prepayment Notice; and (3) the amount (in dollars) that the Borrower is paying. Notwithstanding Holder's receipt of the Optional Prepayment Notice the Holder may convert, or continue to convert the Note in whole or in part until the Optional Prepayment Amount (as defined herein) is paid to the Holder. On the date fixed for prepayment (the "**Optional Prepayment Date**"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the "**Optional Prepayment Amount**") equal to the Prepayment Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section.

ARTICLE II. CERTAIN COVENANTS

2.1. Trust Account of the Borrower. The Holder agrees to waive any and all of its rights and remedies that it may have at law or in equity against the Trust Account of the Borrower (as such term is defined in the S-1 of the Borrower), including, but not limited to, right to sue and collect from the Trust Account in the Event of Default by the Borrower

2.2. Consent Right. The Holder agrees and covenants that it shall not have any consent right as to Borrower business, including but not limited to, vote on any business combination or any pre-business combination activity or issuance of securities by the Borrower.

2.3. Public Disclosure: The Holder acknowledges and agrees that that it shall rely solely on the public disclosure of the Borrower, including on Edgar of the SEC, in making this investment decision and that it has had sufficient time to have its legal counsel to review and advise it regarding this Note.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "**Event of Default**"):

3.1. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for seven (7) business days after the Holder shall have delivered a Notice of Conversion.

3.3. Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement, certificate, or any other document given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, and/or the due diligence questionnaire provided by the Borrower to the Holder on or around the Issue Date), shall be false or misleading in any material respect when made and/ or the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7. Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, the NYSE or AMEX.

3.8. Failure to Comply with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9. Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10. Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11. Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12. Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.13. Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.14. Bid Price. The Borrower shall lose the "bid" price for its Common Stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

3.15. Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issue Date, the Holder is unable to (i) obtain a standard "144 legal opinion letter" from an attorney reasonably acceptable to the Holder, the Holder's brokerage firm (and respective clearing firm), and the Borrower's transfer agent in order to facilitate the Holder's conversion of any portion of the Note into free trading shares of the Borrower's Common Stock pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder's brokerage account.

Upon the occurrence of any Event of Default specified in Article III of the Note, the Note shall become immediately and automatically due and payable without demand, presentment or notice and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 110% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "**Default Sum**"), and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, except against the Trust Account of the Borrower.

The Holder shall have the right at any time after the occurrence of an Event of Default, to require the Borrower, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations provided in this Note.

The Borrower agrees to pledge 37,500 warrants of the Company to secure the payment of the Default Sum, on the terms and conditions reasonably agreed by both parties. The exercise price is $1 per warrant share, If the stock price drops below $3 , investors have the right to exercise a 12,500 shares warrants. If the stock price drops below $2, investors have the right to exercise all the warrants.

ARTICLE IV. MISCELLANEOUS

4.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts located in the State and county of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7. Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

4.9. Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

FUTURETECH II ACQUISITION CORP.

By: Ray Chen
Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

HOLDER:

By: WanRong Wang ______________________________

Name: WANRONG WANG

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the zero interest convertible note of FutureTech II Acquisition Corp., a Delaware corporation (the Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes and any legal fees by the counsel to the Holder, if any. By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.1 of this Note, as determined in accordance with Section 13(d) of the Exchange Act. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:

Issue Date of Note: ____________________
Date to Effect Conversion: ____________________

Conversion Price: ____________________
Principal Amount of Note to be Converted: ____________
Less applicable fees under the Note: ____________
Amount of Note to be Converted:____________

Interest Amount to be Converted: ____________
Less applicable fees under the Note: ____________
Amount of Note to be Converted: ____________

Additional Principal on Account of Conversion
Pursuant to Section 1.2(b) of the Note: ____________

Number of shares of Common Stock to be issued: ________
Remaining Principal Balance of Note: ____________________

Signature: ______________________________

Name: ______________________________

Address for Delivery of Common Stock Certificates: ________
____
____

<u>Or</u>

DWAC Instructions:
DTC No:________
Account No:__________

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "**Agreement**"), dated as of November 8, 2025 (the "**Effective Date**"), by and between FutureTech II Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "**Company**"), and the undersigned holder (the "**Holder**" and together with the Company, the "**Parties**" and each, a "**Party**") to terminate that certain zero interest convertible note, dated April 4, 2025 by and between the Company and the Holder (the "**Convertible Note**"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Convertible Note shall be used herein as therein defined.

WHEREAS, the Company and the Holder entered into that certain Convertible Note, a copy of which is attached hereto as Exhibit A. No monies were ever advanced pursuant to the Convertible Note.

WHEREAS, the Parties hereto desire to terminate and cancel the Convertible Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Note. As of the Effective Date, the Convertible Note is terminated and the Company and the Holder waive all rights and obligations connected to the Convertible Note. Following the Effective Date neither the Company nor the Holder shall have any rights and/or obligations in connection with or under the Convertible Note.

2. Miscellaneous

   a. Authority. The Holder and the Company have the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

   b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to any choice of law or conflict of laws principles thereof that would cause the application of the law of any jurisdiction other than the State of Delaware

   c. Entire Agreement. This Amendment constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

   d. Counterparts. This Agreement may be executed in one or more counterpart copies which, when signed by the parties hereto, shall be effective and taken together shall constitute one and the same instrument. This Agreement may be executed by .PDF or other electronic, means, including DocuSign.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

FUTURETECH II ACQUISITION CORP.

DocuSigned by:

By: Ray Chen
2A09D968891C438...

Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

WUHAO ZHANG

签署人：

By: Wuhao Zhang

6B2F35608CC1443...

Name: WUHAO ZHANG

<u>**EXHIBIT A**</u>

ZERO INTEREST CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, SECTION 4(A)(1), OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $200,000 **Issue Date: April 4, 2025**
Interest Rate: Zero

ZERO INTEREST CONVERTIBLE NOTE

FOR VALUE RECEIVED, FUTURETECH II ACQUISITION CORP., a Delaware corporation ("**Borrower**" or "**Company**"), hereby promises to pay to the order of WUHAO ZHANG, or its registered assigns (the "**Holder**"), on September 30, 2025, (subject to extension as set forth below, the "**Maturity Date**"), the Principal Amount 200,000, at the rate of zero percent (0%) per annum (the "**Interest Rate**").

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term "**business day**" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. The Holder may, by written notice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one (1) year following the date of the original Maturity Date hereunder. The parties agree that if there is no conversion as provided below and no repayment of the Principal Amount on the Maturity Date, and the Maturity Date is extended, there will be interest rate of five percent (5%) per annum (the "**Extension Interest Rate**") commencing from the Maturity Date, calculated on a 365 day/year basis, until paid in full.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time at or after the closing of the initial business combination by the Borrower (as

disclosed in Form S-1 and amendments thereto of the Borrower), to convert all or any part of the outstanding amount under this Note (such outstanding amount includes but is not limited to the principal and interest accrued) into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each Conversion of this Note ("**Conversion Shares**") shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time on the date that is two business days before the specified conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any Conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such Conversion, plus (2) accrued and unpaid interest, if any, to be converted in such Conversion at the Extension Interest Rate as provided in this Note to the Conversion Date, plus (3) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2(c) and 1.4(g) hereof.

1.2. Conversion Price.

a) Calculation of Conversion Price. The conversion price hereunder (the "**Conversion Price**") per share shall equal four dollars ($4) for the thirty (30) days immediately following the Issue Date, and thereafter shall equal the lowest closing price of the Common Stock during the preceding twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date of this Note. The Holder, or any of the Holder's affiliates may not trade on the day which determines the Conversion Price. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price equal to the lower of: (i) the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 95% of either the lowest traded price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. The Borrower acknowledges that it will take all

reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144 as promulgated by the SEC ("**Rule 144**"), Section 4(a)(1) of the Securities Act ("**Section 4(a)(1)**"), or other applicable exemption, the Company agrees to accept an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note, or at the Holder's option, Company shall immediately and without delay provide an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, as applicable, which opinion will be issued at the Company's expense. "**Trading Day**" shall mean any day on which the Common Stock is tradable for any period on Nasdaq, the OTC Pink or on other principal securities exchange, market place, or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases to be a reporting company pursuant to the 1934 Act at any time after the Issue Date or if the Note cannot be converted into free trading shares after 181 days from the issuance date, an additional 5% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter.

b) If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where "Additional Principal" means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had the Conversion Price not been subject to the minimum price set forth in this Section 1.2(b).

c) If the Company does not successfully completed the Business Combination and list the securities of the post-combination company on a national securities exchange within one year after this Agreement is signed, Company agrees to repurchase the Principal Amount with 10% interest per anum.

1.3. Authorized Shares. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4. Method of Conversion.

a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time and from time to time at or after the closing of the initial business combination by the Borrower (as disclosed in Form S-1 and amendments thereto

of the Borrower), by submitting to the Borrower or Borrower's transfer agent a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched two business days before the Conversion Date).

b) Book Entry upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid balance of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie,* be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d) Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt or such an event (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. .

e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a duly and properly executed Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion or adjustment, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the

Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent by the Holder to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time, on the date that is two business days before the specified Conversion Date.

f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $50.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

h) The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144, Section 4(a)(1), or other applicable exemption. So long as the requested sale may be made pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issued at the Borrower's expense.

i) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, postage/mailing charge or any other expense with respect to the issuance of such Common Stock; provided that the Holder share bear the cost of the legal fees related to legal opinion by the counsel to the Holder and any cost related thereto. Company shall pay all Transfer Agent fees incurred from the reservation and issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.

1.5. Restricted Securities. The shares of Common Stock issuable upon conversion or adjustment of this Note may not be sold or transferred unless (i) such shares are sold pursuant to

an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Any legend set forth on any stock certificate evidencing any Conversion Shares shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or (ii) in the case of the Common Stock issued or issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6. Effect of Certain Events.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any securities convertible into or exercisable for Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be subject to equitable adjustments for such events.

b) Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7. Revocation. If any Conversion Shares are not received by the Deadline, the Holder may revoke the applicable Conversion pursuant to which such Conversion Shares were

issuable. This Note shall remain convertible after the Maturity Date hereof until this Note is repaid or converted in full.

1.8. Prepayment. Notwithstanding anything to the contrary contained in this Note, to the extent that there was no Conversion, and subject to the terms of this Section, at any time during the period beginning on the Maturity Date and ending on the date which is ninety (90) calendar days following the Maturity Date ("**Prepayment Termination Date**"), Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the Holder of this Note, to prepay up to the outstanding balance on this Note (principal and accrued interest), in full, in accordance with this Section. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than fifteen (15) Trading Days from the date of the Optional Prepayment Notice; and (3) the amount (in dollars) that the Borrower is paying. Notwithstanding Holder's receipt of the Optional Prepayment Notice the Holder may convert, or continue to convert the Note in whole or in part until the Optional Prepayment Amount (as defined herein) is paid to the Holder. On the date fixed for prepayment (the "**Optional Prepayment Date**"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the "**Optional Prepayment Amount**") equal to the Prepayment Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section.

ARTICLE II. CERTAIN COVENANTS

2.1. Trust Account of the Borrower. The Holder agrees to waive any and all of its rights and remedies that it may have at law or in equity against the Trust Account of the Borrower (as such term is defined in the S-1 of the Borrower), including, but not limited to, right to sue and collect from the Trust Account in the Event of Default by the Borrower

2.2. Consent Right. The Holder agrees and covenants that it shall not have any consent right as to Borrower business, including but not limited to, vote on any business combination or any pre-business combination activity or issuance of securities by the Borrower.

2.3. Public Disclosure: The Holder acknowledges and agrees that that it shall rely solely on the public disclosure of the Borrower, including on Edgar of the SEC, in making this investment decision and that it has had sufficient time to have its legal counsel to review and advise it regarding this Note.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "**Event of Default**"):

3.1. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for seven (7) business days after the Holder shall have delivered a Notice of Conversion.

3.3. Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement, certificate, or any other document given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, and/or the due diligence questionnaire provided by the Borrower to the Holder on or around the Issue Date), shall be false or misleading in any material respect when made and/ or the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7. Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, the NYSE or AMEX.

3.8. Failure to Comply with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9. Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10. Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11. Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12. Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.13. Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.14. Bid Price. The Borrower shall lose the "bid" price for its Common Stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

3.15. Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issue Date, the Holder is unable to (i) obtain a standard "144 legal opinion letter" from an attorney reasonably acceptable to the Holder, the Holder's brokerage firm (and respective clearing firm), and the Borrower's transfer agent in order to facilitate the Holder's conversion of any portion of the Note into free trading shares of the Borrower's Common Stock pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder's brokerage account.

Upon the occurrence of any Event of Default specified in Article III of the Note, the Note shall become immediately and automatically due and payable without demand, presentment or notice and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 110% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "**Default Sum**"), and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, except against the Trust Account of the Borrower.

The Holder shall have the right at any time after the occurrence of an Event of Default, to require the Borrower, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations provided in this Note.

The Borrower agrees to pledge 150,000 warrants of the Company to secure the payment of the Default Sum, on the terms and conditions reasonably agreed by both parties. The exercise price is $1 per warrant share, If the stock price drops below $3 , investors have the right to exercise a 50,000 shares warrants. If the stock price drops below $2 , investors have the right to exercise all the warrants.

ARTICLE IV. MISCELLANEOUS

4.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts located in the State and county of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7. Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

4.9. Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

FUTURETECH II ACQUISITION CORP.

By: /s/ Ray Chen
Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

HOLDER:

By:______________________________________
Name: WUHAO ZHANG

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the zero interest convertible note of FutureTech II Acquisition Corp., a Delaware corporation (the Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes and any legal fees by the counsel to the Holder, if any. By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.1 of this Note, as determined in accordance with Section 13(d) of the Exchange Act. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:

Issue Date of Note: ______________________________
Date to Effect Conversion: ______________________________

Conversion Price: ______________________________
Principal Amount of Note to be Converted: ____________________
Less applicable fees under the Note: ____________________
Amount of Note to be Converted:____________________

Interest Amount to be Converted: ____________________
Less applicable fees under the Note: ____________________
Amount of Note to be Converted: ____________________

Additional Principal on Account of Conversion
Pursuant to Section 1.2(b) of the Note: ____________________

Number of shares of Common Stock to be issued: ______________
Remaining Principal Balance of Note: ______________________________

Signature: ____

Name: ____

Address for Delivery of Common Stock Certificates: ____________
____
____

Or

DWAC Instructions:
DTC No:______________
Account No:____________________

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this "**Agreement**"), dated as of November 8, 2025 (the "**Effective Date**"), by and between FutureTech II Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "**Company**"), and the undersigned holder (the "**Holder**" and together with the Company, the "**Parties**" and each, a "**Party**") to terminate that certain zero interest convertible note, dated April 4, 2025 by and between the Company and the Holder (the "**Convertible Note**"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Convertible Note shall be used herein as therein defined.

WHEREAS, the Company and the Holder entered into that certain Convertible Note, a copy of which is attached hereto as Exhibit A. No monies were ever advanced pursuant to the Convertible Note.

WHEREAS, the Parties hereto desire to terminate and cancel the Convertible Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Note. As of the Effective Date, the Convertible Note is terminated and the Company and the Holder waive all rights and obligations connected to the Convertible Note. Following the Effective Date neither the Company nor the Holder shall have any rights and/or obligations in connection with or under the Convertible Note.

2. Miscellaneous

   a. Authority. The Holder and the Company have the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

   b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to any choice of law or conflict of laws principles thereof that would cause the application of the law of any jurisdiction other than the State of Delaware

   c. Entire Agreement. This Amendment constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

   d. Counterparts. This Agreement may be executed in one or more counterpart copies which, when signed by the parties hereto, shall be effective and taken together shall constitute one and the same instrument. This Agreement may be executed by .PDF or other electronic, means, including DocuSign.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

FUTURETECH II ACQUISITION CORP.

DocuSigned by:

By: Ray Chen
2A09D968891C438

Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

YUJIE ZHOU

Signed by:

By: Yujie Zhou

DE9625F401B0461...

Name: YUJIE ZHOU

EXHIBIT A

ZERO INTEREST CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, SECTION 4(A)(1), OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $175,000 **Issue Date: April 4, 2025**
Interest Rate: Zero

ZERO INTEREST CONVERTIBLE NOTE

FOR VALUE RECEIVED, FUTURETECH II ACQUISITION CORP., a Delaware corporation ("**Borrower**" or "**Company**"), hereby promises to pay to the order of YUJIE ZHOU, or its registered assigns (the "**Holder**"), on September 30, 2025, (subject to extension as set forth below, the "**Maturity Date**"), the Principal Amount 175,000, at the rate of zero percent (0%) per annum (the "**Interest Rate**").

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term "**business day**" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. The Holder may, by written notice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one (1) year following the date of the original Maturity Date hereunder. The parties agree that if there is no conversion as provided below and no repayment of the Principal Amount on the Maturity Date, and the Maturity Date is extended, there will be interest rate of five percent (5%) per annum (the "**Extension Interest Rate**") commencing from the Maturity Date, calculated on a 365 day/year basis, until paid in full.

The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time at or after the closing of the initial business combination by the Borrower (as

disclosed in Form S-1 and amendments thereto of the Borrower), to convert all or any part of the outstanding amount under this Note (such outstanding amount includes but is not limited to the principal and interest accrued) into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each Conversion of this Note ("**Conversion Shares**") shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time on the date that is two business days before the specified conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any Conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such Conversion, plus (2) accrued and unpaid interest, if any, to be converted in such Conversion at the Extension Interest Rate as provided in this Note to the Conversion Date, plus (3) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2(c) and 1.4(g) hereof.

1.2. Conversion Price.

a) Calculation of Conversion Price. The conversion price hereunder (the "**Conversion Price**") per share shall equal four dollars ($4) for the thirty (30) days immediately following the Issue Date, and thereafter shall equal the lowest closing price of the Common Stock during the preceding twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date of this Note. The Holder, or any of the Holder's affiliates may not trade on the day which determines the Conversion Price. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price equal to the lower of: (i) the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 95% of either the lowest traded price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. The Borrower acknowledges that it will take all

reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144 as promulgated by the SEC ("**Rule 144**"), Section 4(a)(1) of the Securities Act ("**Section 4(a)(1)**"), or other applicable exemption, the Company agrees to accept an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note, or at the Holder's option, Company shall immediately and without delay provide an opinion of counsel to the Holder confirming the rights of the Holder to sell shares of Common Stock pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, as applicable, which opinion will be issued at the Company's expense. "**Trading Day**" shall mean any day on which the Common Stock is tradable for any period on Nasdaq, the OTC Pink or on other principal securities exchange, market place, or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases to be a reporting company pursuant to the 1934 Act at any time after the Issue Date or if the Note cannot be converted into free trading shares after 181 days from the issuance date, an additional 5% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter.

b) If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where "Additional Principal" means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had the Conversion Price not been subject to the minimum price set forth in this Section 1.2(b).

c) If the Company does not successfully completed the Business Combination and list the securities of the post-combination company on a national securities exchange within one year after this Agreement is signed, Company agrees to repurchase the Principal Amount with 10% interest per anum.

1.3. Authorized Shares. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4. Method of Conversion.

a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time and from time to time at or after the closing of the initial business combination by the Borrower (as disclosed in Form S-1 and amendments thereto

of the Borrower), by submitting to the Borrower or Borrower's transfer agent a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched two business days before the Conversion Date).

b) Book Entry upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid balance of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie*, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d) Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt or such an event (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. .

e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a duly and properly executed Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion or adjustment, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the

Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is sent by the Holder to the Borrower or Borrower's transfer agent before 11:59 p.m., New York, New York time, on the date that is two business days before the specified Conversion Date.

f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $50.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

h) The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144, Section 4(a)(1), or other applicable exemption. So long as the requested sale may be made pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issued at the Borrower's expense.

i) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, postage/mailing charge or any other expense with respect to the issuance of such Common Stock; provided that the Holder share bear the cost of the legal fees related to legal opinion by the counsel to the Holder and any cost related thereto. Company shall pay all Transfer Agent fees incurred from the reservation and issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.

1.5. Restricted Securities. The shares of Common Stock issuable upon conversion or adjustment of this Note may not be sold or transferred unless (i) such shares are sold pursuant to

an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement). Any legend set forth on any stock certificate evidencing any Conversion Shares shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or (ii) in the case of the Common Stock issued or issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6. Effect of Certain Events.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any securities convertible into or exercisable for Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be subject to equitable adjustments for such events.

b) Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7. Revocation. If any Conversion Shares are not received by the Deadline, the Holder may revoke the applicable Conversion pursuant to which such Conversion Shares were

issuable. This Note shall remain convertible after the Maturity Date hereof until this Note is repaid or converted in full.

1.8. Prepayment. Notwithstanding anything to the contrary contained in this Note, to the extent that there was no Conversion, and subject to the terms of this Section, at any time during the period beginning on the Maturity Date and ending on the date which is ninety (90) calendar days following the Maturity Date ("**Prepayment Termination Date**"), Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the Holder of this Note, to prepay up to the outstanding balance on this Note (principal and accrued interest), in full, in accordance with this Section. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than fifteen (15) Trading Days from the date of the Optional Prepayment Notice; and (3) the amount (in dollars) that the Borrower is paying. Notwithstanding Holder's receipt of the Optional Prepayment Notice the Holder may convert, or continue to convert the Note in whole or in part until the Optional Prepayment Amount (as defined herein) is paid to the Holder. On the date fixed for prepayment (the "**Optional Prepayment Date**"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the "**Optional Prepayment Amount**") equal to the Prepayment Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section.

ARTICLE II. CERTAIN COVENANTS

2.1. Trust Account of the Borrower. The Holder agrees to waive any and all of its rights and remedies that it may have at law or in equity against the Trust Account of the Borrower (as such term is defined in the S-1 of the Borrower), including, but not limited to, right to sue and collect from the Trust Account in the Event of Default by the Borrower

2.2. Consent Right. The Holder agrees and covenants that it shall not have any consent right as to Borrower business, including but not limited to, vote on any business combination or any pre-business combination activity or issuance of securities by the Borrower.

2.3. Public Disclosure: The Holder acknowledges and agrees that that it shall rely solely on the public disclosure of the Borrower, including on Edgar of the SEC, in making this investment decision and that it has had sufficient time to have its legal counsel to review and advise it regarding this Note.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "**Event of Default**"):

3.1. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for seven (7) business days after the Holder shall have delivered a Notice of Conversion.

3.3. Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement, certificate, or any other document given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, and/or the due diligence questionnaire provided by the Borrower to the Holder on or around the Issue Date), shall be false or misleading in any material respect when made and/ or the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7. Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, the NYSE or AMEX.

3.8. Failure to Comply with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9. Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10. Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11. Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12. Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.13. Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.14. Bid Price. The Borrower shall lose the "bid" price for its Common Stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

3.15. Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issue Date, the Holder is unable to (i) obtain a standard "144 legal opinion letter" from an attorney reasonably acceptable to the Holder, the Holder's brokerage firm (and respective clearing firm), and the Borrower's transfer agent in order to facilitate the Holder's conversion of any portion of the Note into free trading shares of the Borrower's Common Stock pursuant to Rule 144, and/or (ii) thereupon deposit such shares into the Holder's brokerage account.

Upon the occurrence of any Event of Default specified in Article III of the Note, the Note shall become immediately and automatically due and payable without demand, presentment or notice and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 110% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "**Default Sum**"), and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, except against the Trust Account of the Borrower.

The Holder shall have the right at any time after the occurrence of an Event of Default, to require the Borrower, to immediately issue, in lieu of the Default Sum, the number of shares of Common Stock of the Borrower equal to the Default Sum divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations provided in this Note.

The Borrower agrees to pledge 131,250 warrants of the Company to secure the payment of the Default Sum, on the terms and conditions reasonably agreed by both parties. The exercise price is $1 per warrant share, If the stock price drops below $3 , investors have the right to exercise a 43,750 shares warrants. If the stock price drops below $2, investors have the right to exercise all the warrants.

ARTICLE IV. MISCELLANEOUS

4.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts located in the State and county of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7. Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

4.9. Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

(Remainder of Page intentionally left blank)

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

FUTURETECH II ACQUISITION CORP.

DocuSigned by:

By: Ray Chen

2A09D968891C438...

Name: Ray Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

HOLDER:

Signed by:
Yujie Zhou
By:____
DE9625F401B0461...
Name: YUJIE ZHOU

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the zero interest convertible note of FutureTech II Acquisition Corp., a Delaware corporation (the Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes and any legal fees by the counsel to the Holder, if any. By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.1 of this Note, as determined in accordance with Section 13(d) of the Exchange Act. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:

Issue Date of Note: ______________________
Date to Effect Conversion: ______________________

Conversion Price: ______________________
Principal Amount of Note to be Converted: ______________
Less applicable fees under the Note: ______________
Amount of Note to be Converted:______________

Interest Amount to be Converted: ______________
Less applicable fees under the Note: ______________
Amount of Note to be Converted: ______________

Additional Principal on Account of Conversion
Pursuant to Section 1.2(b) of the Note: ______________

Number of shares of Common Stock to be issued: __________
Remaining Principal Balance of Note: ______________________

Signature: ______________________________

Name: ______________________________

Address for Delivery of Common Stock Certificates: __________
____
____

Or

DWAC Instructions:
DTC No:__________
Account No:____________